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                                 The Travelers

                          Life Insurance Application

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                                   Part One
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                             GENERAL INSTRUCTIONS

     [ ] Please print legibly with black ink. Do not type.
     [ ] Answer all appropriate questions fully.
     [ ] Please note instructions for each section provided in italicized print.
     [ ] Please complete any necessary supplemental forms.
     [ ] The Medical Information Bureau/Fair Credit Reporting Act notice must be detached and given to the Proposed Insured.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       -----------------------------------------------------------------
                   Proposed Insured's Name (print full name)
================================================================================

            $ ___________________ ADVANCED PAYMENT AMOUNT ENCLOSED
================================================================================

UNDERWRITING REQUIREMENTS ORDERED:
[_] Blood Profile        [_] Urine Specimen      [_] ECG                    [_] Paramed Exam
                         [_] Treadmill ECG       [_] Inspection Report      [_] M.D. Exam
ABOVE REQUIREMENTS ORDERED FROM:
[_] ASB Meditest         [_] EMSI                [_] PMI (Equifax)          [_] Portamedic (Hooper Holmes)
[_] M.D. Examiner Not    Name: ___________________________________________________________ (Facility or MD)
    Affiliated with      Address: _________________________________________________________________________
    the above:           Phone: ( ____ ) _________________________  Fax: ( ____ ) _________________________
[_] WE HAVE NOT ORDERED UNDERWRITING REQUIREMENTS. PLEASE ARRANGE FOR US AND ADVISE OUR OFFICE.

ATTACHED FORMS ARE REQUIRED TO PROCESS THIS CASE:
[_] AIDS Consent Form                                 [_] Juvenile Supplement
[_] State Required Replacement Form                   [_] State Required Supplement
[_] Life Financial Supplement                         [_] Other (specify):_________________________________

AGENCY CONTACT:                  Name:_____________________________________________________________________
                                 Phone: ( ____ ) __________________  Fax: ( ____ ) ________________________

                AGENT'S NAME & PRODUCER CODE (Sticker or Plate)
  -------------------------------            -------------------------------




  -------------------------------            -------------------------------


SPECIAL PROCESSING UNDERWRITING INSTRUCTIONS:

---------------------------------------------------

---------------------------------------------------
                                                        [BAR CODES APPEARS HERE]
---------------------------------------------------
[_] Comments continued on back page of application.

                     [LOGO OF THE TRAVELERS APPEARS HERE]

TL-11855

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                Life Insurance Application--General Information

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                               PROPOSED INSURED
--------------------------------------------------------------------------------
     Questions must be answered by the Proposed Insured. If the Proposed
            Insured is under age 16, complete Juvenile Supplement.

1. Print Name in Full ______________________________________________________ Social Security No. _________________________
                        first                 middle            last
2. Date of Birth _________ Birthplace ____________________________________________________ Sex ____ Marital Status _______
                                        city         state     country if other than U.S.
3. Residence Address_________________________________________________________________________________ Apt. No. ___________
                                     street and number
   City__________________________________________________________ State _____________________________ Zip ________________
   Phone Number_______________________ Best Time to Call _________________ Check Billing Preference: [_] Home [_] Business
4. If Proposed Insured has resided at address less than one year, show prior address:
   Street and Number ___________________________________________________________________________________ Apt. No. ________
   City______________________________________________ State _____________________________________ Zip ____________________
5. Employer (Name of Firm) _______________________________________________________________________________________________
6. Business Address _________________________________________________________________________ Suite No. __________________
                              street and number
   City_______________________________________________________ State __________________________________ Zip ______________
   Phone Number _____________________ Best Time to Call __________________ Check Calling Preference: [_] Home [_] Business
7. Occupation (Position or Title) ________________________ Annual Salary $ _____________ Other Income $ __________________

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                              POLICY INFORMATION
--------------------------------------------------------------------------------
      For face amounts of $1,000,000 and over, use Financial Supplement.
        For spousal or child coverage, use Family Insurance Supplement.
    For Variable Universal Life policies, complete Variable Universal Life
              Supplement instead of questions 8 through 12 below.

8. Life Insurance Plan _____________________ Amount $___________________ Death Benefit (UL Only): [_] Level [_] Increasing
   If increase on existing policy: Current Amount. $ ___________________ New Amount $ _____________________________________
9. Supplemental Benefits/Term Riders, where applicable and if available:
   [_] Waiver of Premium or Monthly Deduction Amount                      [_] Insured Term Rider $ ________________________
   [_] Cost of Living Adjustment (COLA)                                   [_] Accidental Death $ __________________________
   [_] Accelerated Benefits Rider (TUL 91 only)                           [_] Child Term Rider (Units) ____________________
   [_] Annual Renewable Term: Insured $ _____________; Spouse $_________  [_] Survivor Insurability Rider (FirstLife Only)
Other:_____________________________________________________________________________________________________________________
10. Premium Payment Plan (Check one block in either the Regular or Statement Bill section)
      Regular Bill:   [_] Single  [_] Annual  [_] Semi-Annual  [_] Automatic Premium Check/Payor Soc. Sec. No._____________
      Statement Bill: [_] Annual  [_] Semi-Annual  [_] Quarterly  [_] Monthly
    If increase on existing policy, are you changing the Premium Payment Plan?   [_] Yes  [_] No
11. Planned Premium Amount $_____________________ (Modal)
    If increase on existing policy: Current Amount $ ____________________________   New Amount $ __________________________
12. Duration (Interest Sensitive Whole Life Only): [_] Life Pay [_] 40 Year [_] 30 Year [_] 20 Year [_] 15 Year [_] 10 Year
    [_] Other, list product and duration(s) _______________________________________________________________________________

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                                 POLICY OWNER
--------------------------------------------------------------------------------
             Applicant is the owner of any contract issued on this
                   application unless otherwise noted below.
             For Multiple Ownership: Upon owner's death, indicate
                     whether ownership interests pass to:
                   [_] Surviving owner(s) (Joint Tenants) or
                [_] Deceased Owner's Estate (Tenants in Common)

13. Full Name and Social Security or Tax ID Number _______________________________________________________________________________
    ______________________________________________________________________________________________________________________________
    ______________________________________________________________________________________________________________________________

    If succeeding ownership is desired, indicate name, address and relationship to Insured in Agent's Comments section on front cover.
    Succeeding owner will become owner upon original owner's death.

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                                  BENEFICIARY
--------------------------------------------------------------------------------
      Payment due two or more beneficiaries or to the survivor(s) of them will be in equal shares, unless otherwise requested. The right to change a beneficiary is reserved.

14. Beneficiary Name (specify full name(s) and relationships)_____________________________________________________________________
    ______________________________________________________________________________________________________________________________
    ______________________________________________________________________________________________________________________________

THE TRAVELERS INSURANCE COMPANY, ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183

TL-11855

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Policy Risk Information

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                            TOBACCO USE DECLARATION
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Have you smoked cigarettes, cigars or a pipe, chewed or used tobacco in any other form within the last 12 months? [_] YES [_] NO

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                           GENERAL RISK INFORMATION
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  Please give details to all YES answers in the space provided on the right.
      If space insufficient, continue on Additional Information section.

Has the Proposed Insured:                                                            YES   NO
1. Been postponed, rated or declined for Life, Health, Accident or Sickness Insur-
   ance in the past 5 years? (If YES, state reason(s) and date(s) of such action.)   [_]  [_]

2. Flown within 5 years as a pilot, student pilot or crew member of any aircraft or as a passenger on other than a scheduled airline, or expect to make such a
   flight? (If YES, complete the Aviation Supplement.)                               [_]  [_]

3. Engaged in automobile or motorcycle racing, sports parachuting, skin or scuba
   diving or hang gliding? (If YES, complete the Avocation Supplement.)              [_]  [_]

4. Been convicted of 2 or more moving violations of any motor vehicle law or had driver's license suspended in the past 3 years? (If YES, list driver's
   license number and details.)                                                      [_]  [_]

5. Does insurance applied for replace any existing annuity or life insurance?
   (If YES, list company name, amount, replacement date and policy number.)          [_]  [_]

6. Do you intend to change your occupation or reside or travel out of the United
   States or Canada? (If YES, give details of occupation change and/or complete
   the Foreign Travel or Residence Supplement, as appropriate.)                      [_]  [_]

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                                MEDICAL HISTORY
--------------------------------------------------------------------------------
    Answer all questions unless Part Two (Medical Examination) is required.
     For all YES responses, give the question number, names and addresses of doctors, when and why consulted. Include diagnosis dates, duration of illness or injury and if recovery was full and complete. Complete
      Medical Supplement if Proposed Insured has or has had a history of high blood pressure, chest pain, diabetes, headaches, epilepsy, asthma, digestive problems, drug or alcohol abuse. If space insufficient, continue on Additional Information section.

Has the Proposed Insured ever had, been treated or received medical
consultation for:                                                                    YES  NO
7.  Heart trouble, chest pain, angina, stroke or heart murmur?                       [_]  [_]

8.  High blood pressure, disorder of blood, anemia or varicose veins?                [_]  [_]

9.  Nervous or mental problems, paralysis, epilepsy, fainting, or disorder of
    the brain, nerves or nervous system?                                             [_]  [_]

10. Cancer, tumors, cysts or growths, disorder of skin or glands?                    [_]  [_]

11. Diabetes, albumin, sugar/blood in urine? Disease of bladder or reproductive
    organs or sexually transmitted disease?                                          [_]  [_]

12. Arthritis, rheumatism, gout, disorder of muscles or bones, spine or joints?      [_]  [_]

13. Ulcer or disorder of stomach, intestines, liver, kidneys, gallbladder, or
    hernia?                                                                          [_]  [_]

14. Asthma, allergy, pleurisy, tuberculosis, lung disorder, emphysema or
    chronic cough?                                                                   [_]  [_]

15. Alcoholism or use of any habit-forming drugs?                                    [_]  [_]

16. Disorder of the immune system, Acquired Immune Deficiency Syndrome
    (AIDS), AIDS-Related Complex (ARC) or a positive test for infection by the
    AIDS (HIV) virus?                                                                [_]  [_]
Has the Proposed Insured:
17. Had in the past 5 years any other sickness or injury not referred to above?      [_]  [_]

18. Had health examinations or medical checkups or been a patient in a
    hospital, clinic or sanitarium for treatment in the past 5 years?                [_]  [_]

19. Had any surgery or been advised to have surgery which has not been
    performed?                                                                       [_]  [_]

20. Had or been advised to have electrocardiogram, X-ray or other medical tests
    in the past 5 years?                                                             [_]  [_]

21. Height ____ ft. ____ in.   Weight _____ lbs.   Weight loss past 12 mos. _______ lbs.

[BARCODE APPEARS HERE]

TL-11855

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Policy Risk Information, continued
--------------------------------------------------------------------------------
22. Has a parent, brother or sister ever had heart disease, stroke, cancer,
    diabetes, high blood pressure or hereditary disease?   YES [_]  NO [_]

23. Please complete the following family history information:


----------------------------------------------------------------------------------------------------------
                             Age(s)                                        Age(s)
                          (if Living)        Condition of Health*        (at death)      Cause of Death
==========================================================================================================
Father
----------------------------------------------------------------------------------------------------------
Mother
----------------------------------------------------------------------------------------------------------
Brothers and Sisters
----------------------------------------------------------------------------------------------------------
No. Living ___________
----------------------------------------------------------------------------------------------------------
No. Dead ____________
----------------------------------------------------------------------------------------------------------

*If not "good", please provide details in Additional Information Section.

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                            ADDITIONAL INFORMATION
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Authorization Section
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DECLARATION: APPLICANT declares to the best of his/her knowledge and belief that all of the statements and answers in Part One and Part Two, if required, are complete and true. APPLICANT UNDERSTANDS AND AGREES THAT: (a) Part One and Part Two, if required, and any supplements to it will form the basis for any insurance issued; (b) Except as stated in the attached Advance Payment Receipt, no insurance will take effect until: (1) the contract is delivered to the Applicant; and (2) the first premium is paid in full while the health and other conditions relating to insurability remain as described in this application;
(c) No agent is authorized: (1) to make, alter, or discharge any contract;
(2) to waive or change any condition or provision of any contract, application, or receipt; and (3) to accept any risk or to pass on insurability. The Proposed Insured will be the Applicant of any contract issued on this application unless otherwise indicated below. The right to privacy is protected as required by law.

AUTHORIZATION FOR THE RELEASE OF INFORMATION: THE PROPOSED INSURED(S) authorize The Travelers Life and Annuity Company (referred to as The Travelers), its Reinsurers, insurance support organizations, and their authorized representatives to obtain medical and other information in order to evaluate this application for insurance. The Proposed Insured authorizes any physician, medical facility, insurance company, the Medical Information Bureau, Inc., employer, consumer reporting agency, or other organization, institution, or person having information available as to employment, other insurance coverage, medical care, treatment, supplies or advice with respect to the Proposed Insured or his/her children to furnish such information to The Travelers, its Reinsurers or their authorized representatives.

This authorization will be valid from the date signed for a period of 2-1/2 years. A photographic copy of this authorization is as valid as the original. Information given in this application, including health care information, may be made available without prior authorization to other insurance companies to which an application for life or health insurance coverage is made, or to which a claim is submitted.

ACKNOWLEDGEMENT: The PROPOSED INSURED(S) acknowledge receipt of the following notices: "Medical Information Bureau Disclosure Notice," and "Your Privacy and The Fair Credit Reporting Act." The PROPOSED INSURED(S) and APPLICANT, if different, have read this authorization and understand that they have a right to receive a copy.

I have paid to _________________________the sum of $_________ and hold a receipt bearing the number imprinted hereon.

Witnessed by ___________________________ Name of Proposed Insured (please
               Licensed Resident Agent

print) _________________________________________________________________________

Proposed Insured's signature ___________________________________________________
                                          parent/guardian if a minor

Applicant's signature, if different ____________________________________________
                                       If Qualified Pension Plan, name of plan
                                              and signature of Trustee.

Name and telephone number of Agent (please print) ______________________________

Dated ________________ At (City or Town, State) ________________________________

TL-11855

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Advance Payment Form
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                         ADVANCE PAYMENT QUESTIONNAIRE
--------------------------------------------------------------------------------
The attached receipt provides for a LIMITED AMOUNT of Life Insurance protection, for a LIMITED PERIOD of time, subject to the terms of the receipt. This section MUST be completed for the proposed insured to be eligible for Life Insurance protection under the terms of the receipt.

Has any person proposed for insurance:                             YES      NO

(1) within the past 90 days, been admitted to a hospital
or other medical facility, been advised to be admitted,
or had surgery performed or recommended?                          [_]      [_]

(2) within the past 2 years, been treated for heart trouble, stroke, or cancer or had such treatment recommended by a
physician or other medical practitioner?                           [_]      [_]

If any of the above questions are answered YES or LEFT BLANK, no representative of The Travelers Life and Annuity Company is authorized to accept money, and NO COVERAGE will take effect under the agreement. The Proposed Insured also understands and agrees that in no event will insurance take effect at an age or amount requiring a medical examination as outlined in Item 4 of the attached receipt until completion of the medical examination.

I declare that the answers to the above questions are true to the best of my knowledge and belief.

I understand and agree to the terms of the attached receipt.


________________________________________________________________________________
Proposed Insured's signature (parent/guardian if a minor)

________________________________________________________________________________
Applicant's signature (if different)

__________________________________________________
Date

[BARCODE APPEARS HERE]

TL-11855-R-1
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                            ADVANCE PAYMENT RECEIPT
--------------------------------------------------------------------------------
      The following receipt is to be given for advance payment at least equal to one month's premium, but not less than $10.
      All premium checks must be made payable to the company. Do not make checks payable to the agent or leave the payee blank.
      For Variable Universal Life use receipt attached to Variable
                          Universal Life Supplement.

Type of Policy _________________________________________________________________

Received from __________________________________________________________________

the sum of $ ___________________________________________________________________

in connection with an application for life insurance to The Travelers Life and Annuity Company, One Tower Square, Hartford, CT 06183, bearing the number imprinted on this receipt, upon the following terms and conditions:

1. Insurance under the terms of the policy applied for and subject to the limits in Item 4 will be effective on the latest of the dates of the Part One application, Part Two Medical examination or other medical tests if required by the Company's underwriting rules for the Proposed Insured's age, plan or amount of insurance applied for, provided that the above sum is sufficient to pay in full the first premium for the policy.

    Coverage under the terms of this receipt will end on the earlier of (a) 60 days after the date of this application, or (b) the date we notify the Applicant that there is no coverage.

    There is no insurance provided if there is material misrepresentation in the Part One application, supplement (if required) or Part Two medical examination or if the Proposed insured commits suicide.

2. If the above sum is less than the full first premium but is at least equivalent to a monthly premium for the amount and plan of insurance applied for, then unless the remainder of the first premium is paid within 30 days from the date the insurance becomes effective, the insurance will be effective as provided in Item 1 only for the fraction of one year as the amount paid bears to the annual premium for the contract applied for. If the sum paid is less than the equivalent of a monthly premium, no insurance will be effected by this receipt.

3. The sum will be returned to the Applicant if the application is rejected; or, if a contract is issued upon this application at other than standard rates or for other than the amount and plan of insurance applied for, unless acceptable to the Applicant as issued; or, on request of the Applicant and surrender of this receipt, if within 60 days from the date of this receipt a contract has not been issued on this application.

4. The maximum limits of insurance which may be effected under the terms of this receipt are as follows:


           Age of                  Non-Medical        Medical/Paramedical
       Proposed Insured              Amount                Amount
        15 days-35 yrs.             $250,000              $500,000
           36-45                     100,000               500,000
           46-50                      75,000               500,000
           51-60                      -0-                  500,000
           61-75                      -0-                  250,000

    Any insurance applied for in excess of these limits, including accidental death benefit, and on which any premium is paid in advance, will not take effect until the policy is delivered to the Applicant and the balance of the first premium, if any, is paid in full, all while the Proposed Insured's health and other conditions relating to insurability remain as described in the application. In the event of the death of the Proposed Insured before the excess insurance is effected, that portion of the sum received relating to the excess insurance will be returned.

    Licensed Resident Agent ____________________________________________________

    Dated ________________________

TL-11855-R

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               AUTHORIZATION OF AUTOMATIC PREMIUM CHECK PAYMENT
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             Please attach a voided check. Make sure your address
              and the bank address appear correctly on the check.

Name: _______________________________________________ Phone Number : ___________

Policy Number( s): _____________________________________________________________

I hereby authorize you, the bank, to charge my account, to cover monthly premium payments for my policy(ies) with The Travelers Life and Annuity Company. I understand and agree that the bank will not be liable for any payment that may not be honored, intentionally or inadvertently, even if such dishonor results in forfeiture of insurance.

This authority is to remain in effect until my further written notice.

My signature below is exactly as I sign my personal checks.

Bank Name:______________________________________________________________________

Bank Address: __________________________________________________________________

Checking Account Number: _______________________________________________________

Signature of Depositor _________________________________________________________

Date _____________________

                      -----------------------------------
                         Please select date of monthly
                                  withdrawal.

                            [_] 8th      [_] 22nd

                            [_] 15th     [_] 29th

                      -----------------------------------

[BARCODE APPEARS HERE]

TL-11855-A
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                YOUR PRIVACY AND THE FAIR CREDIT REPORTING ACT
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            This notice must be detached and given to the Proposed
                 Insured before the application is completed.

Part of our underwriting may include an investigative report prepared with information obtained in interviews with you, your neighbors, friends or other acquaintances as to your character, reputation, personal characteristics and mode of living. If an investigation is made, we will handle it in the strictest confidence.

Your application, with the medical history and other information you furnish, and the investigative consumer report if made, are the initial basis of our underwriting evaluation. Your agent supplies information about you that serves underwriting as well as marketing research purposes. The Fair Credit Reporting Act requires that no investigative report be made on any consumer unless:

1. the person to be reported on has been given written notice that such a report may be or has been requested, and
2. that person is informed that he/she has the right to ask for disclosure of the type of information being sought.

If you wish information on the nature and scope of the Consumer Report which may be requested, or any other investigative report which may be made, write to The Travelers Life and Annuity Company, FSD Underwriting and Issue Division, One Tower Square, Hartford, Connecticut 06183.

TL-11855-P

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                 MEDICAL INFORMATION BUREAU DISCLOSURE NOTICE
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Any health care information developed is necessary to classify insurance risks, conduct normal administrative procedures and process claims, and will be used for those purposes only. No other use of this information will be made without first obtaining your written consent.

This information will be treated as confidential except that The Travelers Life and Annuity Company or its Reinsurer(s) may make a brief report to the Medical Information Bureau, Inc., a non-profit membership corporation of life insurance companies which operates an information exchange in behalf of its members. Upon request by another member insurance company to which you have applied for life or health insurance coverage or to which a claim is submitted, the Bureau will supply such company with the information it may have in its files.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. (Medical information will be disclosed only to your attending physician, or you if requested.) If you question the accuracy of information in the Bureau's file, you may contact the bureau and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, Telephone
(617) 426-3660.

The Travelers Life and Annuity Company or its Reinsurer(s) may release information given in your application file, including health care information, to other life insurance companies to which you apply for life or health insurance or to which a claim is submitted.

                     [LOGO OF THE TRAVELERS APPEARS HERE]

TL-11855-M

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TO: The Bank named on the reverse side

In consideration of your compliance with the request and authorization of the depositor named on the reverse side The Travelers Life and Annuity Company agrees that:

1. It will indemnify and hold you harmless from any liability or loss you may suffer arising out of payment by you pursuant to said authorization of any debit entry whether or not genuine, purporting to be initiated by The Travelers Life and Annuity Company on the account of any of your depositors, or arising out of the dishonor by you whether with or without cause, intentionally or inadvertently, any such debit entry purporting to be initiated by The Travelers Life and Annuity Company.

2. It will refund to you any amount erroneously paid by you on any such debit entry if claim for the amount of such erroneous payment is made by you within 12 months from the date of the debit entry on which such erroneous payment was made.

3. It will defend at its own cost and expense any action which might be brought by any depositor or any other persons because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in the foregoing plan.

The Travelers Life and Annuity Company

                                              /s/ A. Michael Matava
                                                       Director

Authorized in resolutions adopted by the Investment Committee of The Travelers Life and Annuity Company on June 10, 1982.

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Agent Information
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                              AGENT'S CERTIFICATE
--------------------------------------------------------------------------------
  To help avoid processing delays, answers to the following questions MUST be furnished with the application.

 1. If salary allotment or other special plan, give:
    Mass Marketing Case/Company Name:__________________

    ------------------------------------------------------------------------
    Case/Plan Number: _________________________________

    Accounting Location Number:

 2. Is the Proposed Insured employed and working regularly?
    [_] Yes  [_] No

 3. Did you personally ask the questions and have the
    application signed in your presence?   [_] Yes  [_] No

 4. Has Proposed Insured applied for insurance elsewhere in past 90 days? (Give details in #17) [_] Yes [_] No

 5. Life Premium quoted: $_____________/Yr. Age__________

 6. How long have you known the Proposed Insured? _________

 7. Will this insurance replace any existing Annuity or Life Insurance? (If YES, complete #8) [_] Yes [_] No

 8. Is a 1035 exchange involved?  [_] Yes  [_] No
    (If YES, attach policies and forms)
    Name of Insurer to be replaced and replaced contract #:

    ----------------------------------------------------------------
    If contract # not available, indicate Application or Receipt #:

    ----------------------------------------------------------------

 9. Is the Proposed Insured applying for any Disability or Long Term Care with The Travelers or any other company?
    (If YES, specify form and name of company)  [_] Yes  [_] No

    ---------------------------------------------------------------

10. Will the Proposed Insured pay the premium?  [_] Yes  [_] No
    If NO, who will pay the premium?

    --------------------------------------------------------------

11. Who initiated the inquiry that resulted in this application?

    --------------------------------------------------------------

12. State all Life and Health insurance now in effect on the Proposed Insured. Include The Travelers and other companies. Indicate "G" for Group and "B" for Business
    Insurance. If NONE so state.

                     Type       Year       Total in Force          Amt.
                    L-Life       of        Indemnity or             of
    Company        H-Health     Issue      Daily Benefit    PW     ADB
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

13. Purpose of Insurance:
    [_]Personal (check primary reason):
    [_]Income Replacement
    [_]Savings/Investment
    [_]Estate Liquidity
    [_]Other ____________________
  [_]Business:
    [_]Buy-Sell
    [_]Key Person
    [_]Deferred Compensation
    [_]Executive Bonus
    [_]Mortgage/Loan Coverage
    [_]Other ____________________

14. Is the applicant a small business owner?  [_] Yes  [_] No
    If YES, how many employees in the insured's business?
    [_] 1-25  [_] 26-50  [_] 51-100  [_] 100+

15. If available, is preferred rate being applied for? [_] Yes  [_] No

16. If preferred rate is not available, is standard rate acceptable?
    [_] Yes  [_] No

17. Additional Remarks:

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

18. Except as indicated below, I hereby declare that no person other than myself has any interest whatsoever either directly or indirectly in this application and that I will not pay or allow any commission or compensation directly or indirectly in connection with this application to any person.

Signed ____________________________________________ Date ______________________
       (To be signed personally by agent or broker
        who completed the application)
--------------------------------------------------------------------------------
                          AGENT LICENSING INFORMATION
--------------------------------------------------------------------------------
1. Are you properly licensed to write business for The Travelers Life and Annuity Company in the state where the application was secured?

   [_] Agent's License
   [_] Solicitor's License
   [_] Broker's License

2. Did anyone except you assist in securing the application?
   [_] Yes  [_] No
   If YES, who
               ----------------------------------------------------------------

   ----------------------------------------------------------------------------

                                                         [BAR CODE APPEARS HERE]

TL-11855

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                               Agent's Comments
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                     [LOGO OF THE TRAVELERS APPEARS HERE]

                    The Travelers Life and Annuity Company
                              Hartford, CT 06183

TL-11855